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                                   SUPPLEMENT
                             DATED AUGUST 21, 2002
                                     TO THE
          MLIG VARIABLE INSURANCE TRUST PROSPECTUS DATED JULY 1, 2002
                                      AND
MLIG VARIABLE INSURANCE TRUST STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1,
                                      2002

     On page 28 of the prospectus, replace the following paragraph,

        NWQ Investment Management Company is a wholly owned subsidiary of Old Mutual plc, a United Kingdom based corporation. NWQ had approximately $6.5 billion in assets under management as of March 26, 2002.

     with the paragraph below:

        NWQ Investment Management Company, LLC ("NWQ") is a wholly owned subsidiary of The John Nuveen Company. NWQ had approximately $6.5 billion in assets under management as of March 26, 2002.

     On page 1 of Chart 3 of the Appendix to the prospectus, row thirteen ("REITs") of the column for the Roszel/NWQ Small Cap Value Portfolio should contain the number "20".

     On page 50 of the Statement of Additional information, replace the following paragraph,

        NWQ Investment Management Company ("NWQ") is a wholly owned subsidiary of Old Mutual plc, a United Kingdom based corporation. NWQ had approximately $6.5 billion in assets under management as of March 26, 2002. NWQ's principal business address is 2049 Century Park East, 4th Floor, Los Angeles, CA 90067.

     with the paragraph below:

        NWQ Investment Management Company, LLC ("NWQ") is a wholly owned subsidiary of The John Nuveen Company. NWQ had approximately $6.5 billion in assets under management as of March 26, 2002. NWQ's principal business address is 2049 Century Park East, 4th Floor, Los Angeles, CA 90067.